EXHIBIT 99.1
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                 SECOND AMENDMENT TO INDUSTRIAL LEASE AGREEMENT
                 ----------------------------------------------

        This Second Amendment to Industrial Lease Agreement (this "Second Amendment") is made and entered into effective as of August 17, 2005 (the "Effective Date"), by DCT DFW, LP, a Delaware limited partnership ("Landlord") and Rockwell Medical Technologies, Inc., a Michigan corporation ("Tenant").

                                    RECITALS
                                    --------

        A. Tenant is presently leasing under that certain Industrial Lease Agreement dated March 30, 2000 between Tenant and Landlord's predecessor-in-interest, DFW Trade Center III Limited Partnership ("Original Lease"), as amended by that certain First Amendment to Industrial Lease Agreement dated May 8, 2000 ("First Amendment"; the Original Lease as amended by the First Amendment being collectively known as the "Lease"), certain premises containing 51,113 square feet of space (the "Demised Premises") in the building known as DFW - Building H located at 4051 Freeport Parkway, Grapevine, Texas; and

        B. Landlord and Tenant desire to extend the term of the Lease for the Demised Premises on the terms and conditions set forth below.

                                    AGREEMENT
                                    ---------

        In consideration of the mutual covenants contained in this Second Amendment and the Lease, Landlord and Tenant hereby agree as follows:

        1.      Extension of Term. Subject to and upon the terms and conditions
                ------------------
set forth herein, the Term of the Lease, which presently expires on August 27, 2005, is hereby extended for a period of sixty (60) months commencing on August 28, 2005 and expiring on August 31, 2010 (the "Renewal Term").

        2.      Rent. Commencing on August 28, 2005, the Monthly Base Rent
                -----
Installment for the Demised Premises during the Renewal Term shall be as follows:

                                                       Annual Rent    Monthly Base
                                                        per Square        Rent
                     Term Dates                            Foot       Installments
----------------------------------------------------   -----------    ------------
August 28, 2005 through August 31, 2007, inclusive     $      3.05    $  12,991.22
September 1, 2007 through August 31, 2010, inclusive   $      3.20    $  13,630.13

        3.      Security Deposit. Section 5 of the Lease is hereby amended in
                -----------------
its entirety to read as follows:

        Within 15 days from the execution of the Second Amendment to Industrial Lease Agreement dated as of August 17, 2005 between DCT DFW, LP, as Landlord, and Tenant ("Second Amendment"), Tenant shall deposit with Landlord a Security Deposit in the amount of $19,934, as security for the full and faithful performance of Tenant's obligations under this Lease. The parties agree that, unless otherwise required by law, Landlord shall not be required to keep said Security Deposit separate from its general funds, nor pay any interest thereon to Tenant. Such Security Deposit shall not be construed as an advance payment of Base Rent or as a measure of Landlord's damages in the event of an Event of Default by Tenant under this Lease.

        In the event of an Event of Default by Tenant under this Lease, Landlord may apply all or a portion of said Security Deposit for the payment of any sum or for the payment of any amount which Landlord expends by reason of such Event of Default. If any portion of said Security Deposit is so applied, Tenant shall deposit with Landlord, within five (5) days after receipt of Landlord's written demand, an amount sufficient to restore said Security Deposit to its original amount. Upon the expiration of this Lease, Landlord shall return said Security Deposit to Tenant; provided that Tenant has paid to Landlord all sums owing to Landlord under this Lease, Tenant has performed all of its obligations hereunder and Tenant has returned the Demised Premises to Landlord in as good and satisfactory condition as when Tenant took possession, excepting normal wear and tear.

        4.      Operating Expenses and Additional Rent. Section 6 of the Lease
                ---------------------------------------
is hereby amended by inserting at the end thereof new subsections (d) and (e) as follows:

                (d) Notwithstanding anything in the Lease to the contrary, it is understood and agreed that for purposes of calculating Tenant's Operating Expense Percentage for Operating Expenses in any calendar year, the maximum amount of Controllable Expenses (as hereinafter defined) shall be limited to the percentages of the actual amount of Controllable Expenses in calendar year 2005, calculated on a cumulative, compounding basis, as set forth below:

              =============================================================
                                            % OF THE ACTUAL AMOUNT OF
                  CALENDAR                  CONTROLLABLE EXPENSES IN
                    YEAR                       CALENDAR YEAR 2005
              =============================================================
                    2005                              100%
              -------------------------------------------------------------
                    2006                              108%
              -------------------------------------------------------------
                    2007                              117%
              -------------------------------------------------------------
                    2008                              126%
              -------------------------------------------------------------
                    2009                              136%
              -------------------------------------------------------------
                    2010                              147%
              =============================================================

        As used herein, the term "Controllable Expenses" shall mean the cost of landscaping, cleaning the Building Common Area and trash removal from the Building Common Area. Tenant's liability for (i) Operating Expenses which are not Controllable Expenses, (ii) real estate taxes and assessments, and (iii) Landlord's insurance shall not be similarly limited, and therefore, Tenant shall remain fully liable in each Lease Year for the whole amount of Tenant's Operating Expenses Percentage for
        (i) Operating Expenses which are not Controllable Expenses, (ii) real estate taxes and assessments and (iii) Landlord's insurance.

                (e) Upon Tenant's written request, which request must be made within sixty (60) days following Tenant's receipt of Landlord's statement of Operating Expenses, Landlord shall provide photocopies of major expenditures, as well as other standard Landlord reports to substantiate such costs. In addition, Tenant may also review the books and records supporting the statement of Operating Expenses in the office of the Landlord's agent, during normal business hours, upon giving Landlord ten (10) days advance written notice within sixty (60) days following Tenant's receipt of Landlord's statement of Operating Expenses. Such review shall be limited to one time in any one year period.

                (f) If Landlord and Tenant agree that Landlord's calculation of Tenant's share of Operating Expenses for the inspected calendar year was incorrect, the parties shall enter into a written agreement confirming such error and then, and only then, Tenant shall be entitled to a credit against future Base Rent for said overpayment (or a refund of any overpayment if the Term has expired) or Tenant shall pay to Landlord the amount of any underpayment, as the case may be.

        5.      Assignment and Sublease. Section 29 of the Lease is hereby
                ------------------------
amended by inserting at the end of subsection (a) the following:

        Notwithstanding anything to the contrary in this Section 29, if no Event of Default has occurred and is continuing under this Lease, then upon thirty (30) days prior written notice to Landlord, Tenant may, without Landlord's prior written consent, assign this Lease to an entity into which Tenant is merged or consolidated or to an entity to which substantially all of Tenant's assets are transferred or to an entity controlled by or is commonly controlled with Tenant, provided (i) such merger, consolidation, or transfer of assets is for a good business purpose and not principally for the purpose of transferring Tenant's leasehold estate, and (ii) the assignee or successor entity has a tangible net worth, calculated in accordance with generally accepted accounting principles (and evidenced by financial statements in form reasonably satisfactory to Landlord) at least equal to the tangible net worth of Tenant immediately prior to such merger, consolidation or transfer. The term "controlled by" or "commonly controlled with" shall mean the possession, direct or indirect, of the power to direct, or the cause the direction of, the management and policies of such controlled person or entity; the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, more than fifty percent (50%) of the voting interest in, any person or entity shall be presumed to constitute such control.

        6.      Renewal  Option.  Section 2 of Exhibit C of the Lease is hereby
                ----------------
deleted  and is  restated in its entirety as follows:

                Tenant may at its option extend the Term of this Lease for the Demised Premises for one (1) additional period of five (5) years ("Extension Term") upon the same terms contained in this Lease, except for the amount of the Monthly Base Rent Installment and any tenant improvement allowance payable during the Extension Term.

                (a) The Monthly Base Rent Installment during the Extension Term shall be the then prevailing market rate for equivalent properties of an equivalent size in the vicinity of the DFW sub-market commencing on the first day of the Extension Term.

                (b) To exercise its option, Tenant must deliver an initial non-binding notice to Landlord not less than six (6) months and no more than twelve (12) months prior to the proposed commencement of the Extension Term. At some point between six (6) and nine (9) months prior to the proposed commencement of the Extension Term, Landlord shall calculate and inform Tenant of the Monthly Base Rent Installment for the Demised Premises. Such calculation shall be final and shall not be recalculated at the actual commencement of the Extension Term if any. Tenant shall give Landlord final binding notice of intent to exercise its option to extend within fifteen (15) days after receiving Landlord's calculation of the Monthly Base Rent Installment. If Tenant fails to give either its initial nonbinding notice or its final binding notice timely, Tenant will be deemed to have waived its option to extend.

                (c) Tenant's option to extend this Lease is subject to the conditions that: (i) on the date that Tenant delivers its final binding notice exercising its option to extend, there is no Event of Default by Tenant under this Lease, and (ii) Tenant shall not have assigned this Lease, or sublet any portion of the Demised Premises under a sublease which is in effect at any time during the final 12 months prior to the Extension Term.

        7.      Right of First Offer. Exhibit C of the Lease is hereby further
                ---------------------
amended by inserting at the end thereof a new Section 4 reading as follows:

                4.      Right of First Offer.
                        ---------------------

                (a)     "Offered Space" shall mean space on same floor as the
                        ---------------
        Demised Premises of the Building, contiguous to the Demised Premises, as shown on Exhibit A to this Second Amendment.

                (b) Provided that as of the date of the giving of the First Offer Notice (defined below), (i) Tenant is the Tenant originally named herein, (ii) Tenant actually occupies all of the Demised Premises originally demised under this Lease and any premises added to the Demised Premises, and (iii) no Event of Default has occurred and is continuing, if at any time during the Term any portion of the Offered Space is vacant and unencumbered by any rights of any third party, then Landlord, before offering such Offered Space to anyone, other than the tenant then occupying such space (or its affiliates), shall offer to Tenant the right to include the Offered Space within the Demised Premises on the same terms and conditions upon which Landlord intends to offer the Offered Space for lease. Notwithstanding anything to the contrary in the Lease, the right of first offer granted to Tenant under this Section 4 shall be subject and subordinate to (i) the rights of all tenants at the Project under existing leases, and (ii) the herein reserved right of Landlord to renew or extend the term of any lease with the tenant then occupying such space (or any of its affiliates), whether pursuant to a renewal or extension option in such lease or otherwise.

                (c) Such offer shall be made by Landlord to Tenant in a written notice (hereinafter called the "First Offer Notice") which offer shall designate the space being offered and shall specify the terms which Landlord intends to offer with respect to any such Offered Space. Tenant may accept the offer set forth in the First Offer Notice by delivering to Landlord an unconditional acceptance (hereinafter called "Tenant's Notice") of such offer within five (5) business days after delivery by Landlord of the First Offer Notice to Tenant. Time shall be of the essence with respect to the giving of Tenant's Notice. If Tenant does not accept (or fails to timely accept) an offer made by Landlord pursuant to the provisions of this Section 4 with respect to the Offered Space designated in the First Offer Notice, Landlord shall be under no further obligation with respect to such space by reason of this Section 4.

                (d) Tenant must accept all Offered Space offered by Landlord at any one time if it desires to accept any of such Offered Space and may not exercise its right with respect to only part of such space. In addition, if Landlord desires to lease more than just the Offered Space to one tenant, Landlord may offer to Tenant pursuant to the terms hereof all such space which Landlord desires to lease, and Tenant must exercise its rights hereunder with respect to all such space and may not insist on receiving an offer for just the Offered Space.

                (e) If Tenant at any time declines any Offered Space offered by Landlord, Tenant shall be deemed to have irrevocably waived all further rights under this Section 4, and Landlord shall be free to lease the Offered Space to third parties including on terms which may be less favorable to Landlord than those offered to Tenant.

        8.      Relocation. Section 31 of the Lease is hereby deleted in its
                -----------
entirety.

        9.      Tenant Improvements. The Demised Premises are hereby accepted by
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Tenant in its "AS-IS", "WHERE IS" and "WITH ALL FAULTS" condition and Tenant is not entitled to any improvement by Landlord or to any other allowance or credit from Landlord for improvements to the Demised Premises. Notwithstanding the previous sentence Landlord, at its sole cost and expense, shall install four (4) mechanical pit levelers at certain dock doors in the Demised Premises, the location of which will be mutually agreed upon by Landlord and Tenant.

        10.     Brokers. Tenant hereby represents and warrants to Landlord that
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Tenant has not engaged or dealt with any broker, finder, or agent in connection with the negotiation and/or execution of this Second Amendment other than Jackson & Cooksey ("Tenant's Broker"), and IDI Services Group ("Landlord's Broker") and, except for Tenant's Broker and Landlord's Broker, Tenant agrees to indemnify and save Landlord harmless from any claim, demand, damage, liability, cost or expense (including, without limitation, attorneys' fees) paid or incurred by Landlord as a result of any claim for brokerage or other commissions or fees made by any broker, finder, or agent, whether or not meritorious, employed or engaged or claiming employment or engagement by, through, or under Tenant. Both Tenant's Broker and Landlord's Broker shall be compensated by Landlord pursuant to the terms of separate commission agreements.

        11.     Notices. As of the Effective Date, Landlord's address for
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notices as specified in the Lease, is hereby amended as follows:

                Dividend Capital Trust
                518 17th Street, 17th Floor
                Denver, Colorado 80202
                Attn: Daryl H. Mechem

        12.     Status of Lease Obligations. Tenant acknowledges and certifies
                ----------------------------
that as of the date hereof, Landlord has performed all covenants and obligations on the part of Landlord to be performed under the Lease and that Tenant has no claims or right of offset against Landlord.

        13.     Full Force and Effect. Except as expressly modified herein, all
                ----------------------
of the terms and provisions of the Lease shall remain in full force and effect and binding upon the parties thereto, and Tenant hereby ratifies and confirms the Lease as modified herein.

        14.     Capitalized Terms. Capitalized terms used herein that also
                ------------------
appear in the Lease shall have the same meaning as in the Lease unless otherwise defined herein.

        15.     Conflicts. In the event of any conflict between the terms and
                ----------
provisions of the Lease and the terms and provisions of this Second Amendment, the terms and provisions of this Second Amendment shall control.

        16.     Counterparts/Facsimiles. This Second Amendment may be executed
                ------------------------
in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Second Amendment, the parties may execute and exchange facsimile counterparts of the signature pages and facsimile counterparts shall serve as originals.

                     [SIGNATURES ARE ON THE FOLLOWING PAGE]

        The parties have executed this Second Amendment as of the date first written above, the execution and delivery thereof having been duly authorized.

LANDLORD:                                   TENANT:

DCT DFW, LP                                 Rockwell Medical Technologies, Inc.
By: DCT DFW GP, LLC, a
    Delaware limited liability company,
    its general Partner
By: Dividend Capital Operating
    Partnership LP, a Delaware limited
    partnership, its sole member
By: Dividend Capital Trust Inc.,
    a Maryland corporation,
    its general partner

By: /s/ Daryl H. Mechem                     By: /s/ Robert L. Chioini
    -----------------------------------         --------------------------------
    Daryl H. Mechem                             Robert L. Chioni
    Senior Vice President                       President &
                                                Chief Executive Officer

Date: August 17, 2005                       Date: August 17, 2005

                                    EXHIBIT A